EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Jean-Marc Allain, President and Chief Executive Officer of Trans-Lux Corporation (the “Registrant”), do hereby certify, to the best of my knowledge that:

(1) The Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 being filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification accompanies this Form 10-Q as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Registrant or the certifying officer.

/s/ J.M. Allain

Date:  June 18, 2014

Jean-Marc Allain

President and Chief Executive Officer